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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                October 12, 1998



                           JENNIFER CONVERTIBLES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                         1-9681                     11-2824646
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(State or other                  (Commission File              (IRS Employer
 jurisdiction of                  Number)                    Identification No.)
 incorporation)

                            419 Crossways Park Drive
                            Woodbury, New York 11797
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                    (Address of principal executive offices)

       Registrant's Telephone Number, including area code: (516) 496-1900


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                 (Former Address, if changed since last report)


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Item 5:  Other Events
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         Attached  hereto as  Exhibit  99.1 is a copy of a press  release  dated
October 12, 1998 announcing that the Securities and Exchange Commission has terminated its formal investigation of Jennifer Convertibles, Inc. and that no enforcement action will be recommended.


Item 7:  Financial Statements, Pro Forma Financial information and Exhibits.
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         (c)      Exhibits

                  99.1 Press Release issued by Jennifer Convertibles, Inc. on October 12, 1998.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 14, 1998

                                        JENNIFER CONVERTIBLES, INC.



                                        By: /s/ GEORGE J. NADEL
                                           ------------------------
                                                George J. Nadel
                                                Executive Vice President and CFO



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